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                                LEASE AGREEMENT


                               WOODSTEAD BUILDING
                              1610 WOODSTEAD COURT
                    THE WOODLANDS, MONTGOMERY COUNTY, TEXAS

    THE STATE OF TEXAS        )
                              )
    COUNTY OF MONTGOMERY      )

    THIS LEASE AGREEMENT (the "Lease") is made and entered into on this the 10th day of November, 1994, between THE WOODLANDS CORPORATION, a Delaware corporation, whose address for purposes hereof is 2201 Timberloch Place, The Woodlands, Texas 77380, hereinafter called "Lessor", and CHAMPION COMMUNICATIONS SERVICES, INC., a Delaware corporation, whose address, for the purposes hereof is 1111 Bagby, Suite 2121, Houston, Texas 77002, hereinafter called "Lessee".

                              W I T N E S S E T H:

    1. Leased Premises. Upon the terms, provisions and conditions hereinafter set forth, Lessor does hereby lease, demise and let to Lessee, and Lessee does hereby lease and take from Lessor 3,036 net rentable square feet (the "Premises"), together with all appurtenances thereto, in the building known as the Woodstead Building being or which has been constructed by Lessor at 1610 Woodstead Court, The Woodlands, Montgomery County, Texas (the "Building") and which contains a total of 72,516 rentable square feet of floor space. The Building is located on a tract of land containing 4.6840 acres, being the same tract as described and conveyed by that certain General Warranty Deed filed of record under County Clerk's File No. 8102394 of the Real Property Records of Montgomery County, Texas (the "Land"). The Premises is shown on the floor plan attached hereto as Exhibit "A". Lessee shall also have the right to park 11 automobiles in the parking areas provided by Lessor on the Land.

    2. Term. The term of this Lease (the "Term") shall commence on the earlier of DECEMBER 1, 1994 or the day upon which Lessee takes occupancy of the Premises, and shall expire on the last day of the sixtieth (60th) full calendar month following the commencement of the Term, subject to earlier termination as hereinafter provided. If the Premises are not ready for occupancy by Lessee on the commencement date set out above, the term of this Lease shall begin on the date when Lessor tenders to Lessee possession of the Premises with all work to be performed by Lessor pursuant to the Tenant Improvement Addendum (attached hereto as Exhibit "B") substantially completed. Lessor shall not be liable or responsible for any claims, damages or liabilities of any nature whatsoever in connection with or by reason of any delayed occupancy. Lessee agrees to execute a memorandum setting forth the commencement date and the date of the expiration of the Term of this Lease on or prior to the commencement of the Term.
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    3. Use. Lessee shall use the Premises solely for office purposes, and for no other use.

    4. Security Deposit. Lessee contemporaneously with the execution of this Lease has deposited with Lessor the sum of $3,289.00, receipt of which is hereby acknowledged by Lessor, said deposit being given to secure the faithful performance by Lessee of all of the terms, covenants and conditions of this Lease to be kept and performed by Lessee. If Lessee shall fail to pay the rent herein reserved promptly when due or if Lessee violates any of the other terms, covenants or conditions of this Lease, said deposit may, at the option of Lessor, be applied to any rent due and unpaid or to any damages suffered by Lessor as a result of Lessee's default. Nothing contained in this Article shall in any way diminish or be construed as waiving any of Lessor's other remedies as provided elsewhere in this Lease, or at law or in equity. Should the entire security deposit or any portion thereof be applied by Lessor for the payment of sums due and payable to Lessor hereunder, Lessee shall, on the written demand of Lessor, remit to Lessor a sufficient amount in cash to restore said security deposit to its original amount. Should Lessee comply with all of the terms, covenants and conditions of this Lease and promptly pay all of the rental herein provided for as it falls due, (including any additional rental due at the end of the fiscal year during which the Term expires or terminates), and all other sums payable by Lessee to Lessor hereunder, said security deposit shall be returned in full to Lessee. Lessor shall have the right to commingle the security deposit with other funds of Lessor, and any interest earned shall be the property of Lessor. Lessor may deliver the security deposit to any purchaser of Lessor's interest in the Premises, and thereupon be discharged from further liability with respect to such deposit.

    5. Base Rent. The Base Rent, which Lessee hereby agrees to pay to Lessor monthly, in advance, at Lessor's address stated above, shall be the following monthly sums beginning on the Commencement Date and for each month following such date during the Term: (a) Months 1 through 36 - $2,530.00; and (b) Months 37 through 60 - $2,681.80. The Base Rent shall be due and payable on the first day of each calendar month during the Term hereof, without offset or deduction, with a pro-rata portion being due and payable in advance for any partial month occurring at the beginning of the Term. A late charge of ten percent (10%) shall be added to any payment of Base Rent or Additional Rent which is more than ten (10) days past due.

    6. Additional Rent. Lessor agrees to pay all Operating Expenses (as defined in Section 7 below) up to a maximum amount of $6.00 per year for each square foot of rentable floor area in the Building (the "Operating Cost Allowance"). In the event the Operating Expenses shall, in any fiscal year (ending January
31) exceed the Operating Cost Allowance (pro-rated for any partial



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fiscal year at the beginning or end of the Term), Lessee agrees to pay to
Lessor, as Additional Rent, Lessee's pro-rata share of any such excess (the "Excess Operating Expenses"). Lessee's pro-rata share shall be determined by multiplying the Excess Operating Expenses by a fraction, the numerator of which shall be the number of rentable square feet in the Premises, and the denominator of which shall be the rentable square footage in the Building (as set out in Section 1 above). Within ninety (90) days following the completion of each fiscal year, Lessor will provide to Lessee a statement showing in reasonable detail the Operating Expenses for the preceding fiscal year, the Additional Rent due with regard to Lessee's portion of the Excess Operating Expenses, and Lessor's reasonable estimate of Excess Operating Expenses for the then current fiscal year. Lessee shall, on or before thirty (30) days following receipt of said statement, pay to Lessor the amount of Additional Rent due as provided herein, less the amount of Additional Rent paid in advance (if any) during the preceding fiscal year. Any overpayment will be credited by Lessor to the next rental payment(s) due. Lessee agrees to pay Additional Rent each month thereafter, in addition to Base Rent, in an amount necessary to amortize the estimated Excess Operating Expenses for the then current fiscal year over a period equal to the lesser of (i) the number of months remaining in the lease term or (ii) the number of months remaining in the current fiscal year. Notwithstanding that the lease term has expired or been terminated, Lessee shall remain liable for and agrees to pay to Lessor within 30 days following receipt of an invoice therefor, its pro-rata portion of Excess Operating Expenses for the fiscal year (or portion thereof) during which the Term of this lease expired or was terminated. Lessee shall have the right, at its expense and at a reasonable time, to audit Lessor's books relevant to the Additional Rent due under this section.

    7. Operating Expenses. The term "Operating Expenses", as used in this Lease, means all of Lessor's costs to operate and maintain the Land and the Building, including (to the extent and only to the extent same are Lessor's obligation to pay or furnish under the other provisions of this Lease), Lessor's cost of providing heating, air conditioning, utilities, janitorial services and supplies, security services, elevator maintenance, landscaping, parking area maintenance and lighting, and general maintenance and repairs. Operating Expenses shall also include all ad valorem taxes or assessments and Annual Assessments of The Woodlands Community Association, Inc., which accrue against the Building or the Land during the Term, together with all insurance premiums, if any, which Lessor is required to pay or deems necessary to pay, with respect to the Building or the Land, and a building management fee equal to five percent (5%) of the Base Rent. Notwithstanding any other provision herein to the contrary, it is agreed that in the event not more than ninety-five percent (95%) of the rentable area in the Building is occupied during any fiscal year or in the event not more than ninety-five (95%) of the rentable area in the Building is provided with building standard services during any fiscal year, an adjustment shall be made in computing the Operating

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Expenses for such year so that the Operating Expenses shall be computed for such year as though the Building had been ninety-five percent (95%) occupied during such year and as though ninety-five percent (95%) of the Building had been provided with building standard services during such year.

    8. Services to be Furnished by Lessor. Lessor covenants and agrees to provide and pay for the following:

         A. Electrical facilities to furnish sufficient power for personal computers, typewriters, voice writers, calculating machines, photocopying machines and other machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment, special lighting in excess of building standard, or any item of electrical equipment (whether listed above or not) which consumes more than 0.5 kilowatts per hour at rated capacity, or requires a voltage other than 120 volts single phase;

         B. Hot and cold water at those points of supply specified in the building plans and specifications and in the tenant finish work plans and specifications;

         C. Central heat and air conditioning in season, from 7 A.M. to 6 P.M. Monday through Friday, and 8 A.M. to 2 P.M. on Saturday, exclusive of holidays;

         D. Janitor and waste disposal service five days a week (provided, however, if Lessee's floor covering is other than building standard (see Exhibit C), Lessee shall pay any additional cleaning costs attributable thereto, plus 15% overhead, as Additional Rent due with the next payment of Base Rent);

         E. Except as otherwise expressly stipulated herein, Lessor shall make, do and perform all maintenance or repairs of any kind or character on the Land, parking areas, the Building and all building machinery and components, which shall include the painting and repair of walls, floors, corridors, windows and other structures and equipment serving the Premises, and such repairs and maintenance thereto as may be necessary because of damage or negligence by persons other than Lessee, its agents, employees, invitees, licensees or visitors;

         F. Maintenance, upon request by Lessee, of Lessee's special leasehold improvements (see Exhibit C), for a sum equal to Lessor's actual cost of such maintenance plus 15% overhead; and

    Failure by Lessor to any extent to furnish these defined services or any cessation thereof which results from causes beyond the control of Lessor shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an




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eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from fulfillment of any covenant or agreement herein. In the event of any such interruption, however, Lessor shall use reasonable diligence during normal business hours to restore such service in any circumstance in which such restoration is within the reasonable control of Lessor.

    9. Peaceful Enjoyment. Lessee shall and may peacefully have, hold and enjoy the Premises, provided that Lessee pays the rentals and other sums herein recited and performs all of its covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Lessor contained in this Lease shall be binding upon Lessor and its successors and assigns, but only with respect to breaches occurring during its and their respective ownership of Lessor's interest hereunder.

    10. Covenants of Lessee. Lessee covenants and agrees with Lessor as follows:

         A. Payment. Lessee shall pay all rent and other sums provided to be paid to Lessor hereunder at the time and in the manner herein provided.

         B. Repairs by Lessee. Lessee shall pay to Lessor all of Lessor's actual costs and expenses, plus 15% overhead, to repair or replace any damage or injury done to the Building or any part thereof, caused by Lessee or Lessee's agents, employees, invitees, licensees or visitors. Said sums shall constitute Additional Rent due with the next payment of Base Rent.

         C. Waste or Damage. Lessee shall not commit or allow any waste or damage to be committed to any portion of the Building or the Land, and at the termination of this Lease by lapse of time or otherwise, shall deliver up the Premises to Lessor in as good condition as at the commencement date of this Lease, ordinary wear and tear excepted.

         D. Alterations, Additions and Improvements. Lessee shall not make or allow to be made any alterations or physical additions in or to the Premises without first obtaining the written consent of Lessor. Any and all alterations, additions or improvements, other than that portion of the initial tenant improvements which are to be provided by Lessor pursuant to the terms of Exhibit "B" hereto, shall be made at Lessee's sole expense. All such alterations, additions or improvements shall, upon completion, become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease by lapse of time or otherwise; provided, however this clause shall not apply to removable equipment or furniture owned by Lessee and which can be removed without damage to the Building or the Premises.

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         E. Use and Insurance Rates. Lessee shall not use or permit the
    Premises to be used for any other purpose than that stated in Section 3 hereof, or occupy, use or permit any portion of the Premises to be occupied or used for any business or purpose which is unlawful, disreputable or deemed to be extrahazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire insurance on the Building or its contents. If an increase in the fire and extended coverage insurance premiums paid by Lessor for the Building is caused by Lessee's use and occupancy of the Premises, then Lessee shall pay as Additional Rent due with the next payment of Base Rent, the full amount of such increase, in addition to all other sums due hereunder.

         F. Laws and Regulations. Lessee shall comply with all present and future laws, ordinances, orders, rules and regulations of all state, federal, municipal and other agencies or bodies having jurisdiction over the Premises. Lessee will comply with the Rules and Regulations of the Building, a copy of which are attached hereto as Exhibit "C". Lessor may amend said rules, from time to time, if reasonably necessary for the safety, care or cleanliness of the Building, provided that no amendment shall alter any covenant or provision contained in this Lease. Lessee agrees to comply with any amendment which is made to said Rules and Regulations in compliance with the terms of this paragraph.

         G. Entry by Lessor. Lessee shall permit Lessor and any current or prospective mortgagee or purchaser, and their agents or representatives, upon reasonable notice, to enter into and upon any part of the Premises at all reasonable hours to inspect the Premises, or clean, make repairs, alterations or additions thereto as Lessor may deem necessary or desirable, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof.

         H. Nuisance. Lessee shall conduct its business and control its agents, employees, invitees and visitors in such a manner as not to create a nuisance or interfere with, annoy or disturb any other tenant in the Building or Lessor in its management of the Building.

    11. Liens. In the event that any mechanic's, materialmen's, or other lien shall at any time be filed against the Premises, the Building or the Land purporting to be for work, labor, services or materials performed for or furnished to Lessee or anyone holding the Premises through or under Lessee, or arising out of any alleged act or omission of Lessee, Lessee shall forthwith cause the same to be properly bonded or released. If Lessee shall fail to cause such lien to be bonded or released within 15 days after being notified of the filing thereof, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, discharge the same by posting a bond or paying the amount claimed

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to be due, and the amount so paid by Lessor, and all costs and expenses incurred by Lessor in procuring the discharge of such lien, including reasonable attorney's fees, shall be due and payable by Lessee to Lessor as Additional Rent on the first day of the next succeeding month. Notice is hereby given that Lessor shall not be liable for any labor or materials furnished to Lessee upon credit, and that no mechanics', materialmen's or other liens for any such labor or materials shall attach to or affect the estate or interest of Lessor in and to the Land or Building.

    12. Subordination. Lessee agrees that this Lease is and shall be subordinate to any mortgage or deed of trust which may now or hereafter encumber the Building or the Land, and to all renewals, modifications, consolidations, replacements and extensions thereof, provided, however, that the holder of any such mortgage or deed of trust shall agree that Lessee shall not be disturbed in its possession of the Premises or its rights hereunder terminated or amended by the mortgagee, any purchaser at or in lieu of foreclosure or other party so long as Lessee is not in default under this Lease. In confirmation of such subordination, Lessee shall at Lessor's request execute promptly any appropriate certificate or instrument that Lessor may reasonably request. In the event of the enforcement by the trustee or the beneficiary under a mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Lessee will, upon request of any person or party succeeding to the interest of Lessor as a result of such enforcement, automatically become the lessee of such successor in interest without change in the terms or other provisions of this Lease; provided, however, that such successor in interest shall not be bound by (i) any payment of Base Rent or Additional Rent for more than one month in advance except prepayments in the nature of security for the performance by Lessee of its obligations under this Lease; (ii) any amendment or modifications under this Lease made without the written consent of such trustee, beneficiary or successor in interest; (iii) any default by the prior owner or landlord in the observance or performance of any of its covenants or obligations hereunder; or
(iv) any right of offset which Lessee may have had against the prior owner or landlord. Upon request by any successor in interest, Lessee shall execute and deliver an instrument or instruments confirming the attornment herein provided for.

    Within fifteen days after Lessor's request, Lessee agrees to execute an estoppel certificate or other agreement certifying to Lessor and/or any mortgagee of the Building such facts and agreeing to such reasonable notice provisions and other matters as such mortgagee may request in connection with Lessor's financing, subject, however, to the non-disturbance rights of Lessee above-described. In addition, Lessee hereby irrevocably appoints Lessor its attorney in fact to execute in its place and stead any such estoppel certificate or other instrument required under this section.

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    13. Condemnation. If the whole or any part of the Premises shall be taken under the power of eminent domain, this Lease shall terminate as to the part so taken on the date Lessee is required to yield possession thereof to the condemning authority. Lessor shall make such repairs and alterations as may be necessary in order to restore the part not taken to a useful condition, and the Base Rent shall be reduced proportionately to the portion of the Premises so taken. If the amount of the Premises so taken substantially impairs the usefulness of the Premises for the purposes set forth in Section 3, either party may terminate this Lease within 30 days after Lessee is dispossessed, effective as of the date when Lessee is required to yield possession. All compensation awarded for any taking shall belong to and be the property of Lessor.

    14. Fire and Casualty. In the event of a fire or other casualty in the Premises, Lessee shall immediately give notice thereof to Lessor. If the Premises, through no fault or neglect of Lessee, its agents, employees, invitees, licensees or visitors, shall be destroyed by fire or other casualty so as to render the Premises untenantable, the rental herein shall cease thereafter until such time as the Premises are made tenantable by Lessor. If from such cause the same shall be so damaged that Lessor shall decide not to rebuild, then all rent and other sums owed hereunder up to the time of such destruction or casualty shall be paid by Lessee, and thenceforth this Lease shall cease and come to an end.

    15. Casualty Insurance. Lessor shall, at all times during the term of this Lease, maintain a policy or policies of insurance with the premiums thereon fully paid in advance, issued by and binding upon some solvent insurance company, insuring Lessor's interest in the Building against loss or damage by fire and other hazards within the coverage of a Texas standard form of fire and extended coverage policy, for the full replacement value thereof, with payments for losses thereunder payable solely to Lessor or its designee. Lessee shall maintain in force a like policy insuring Lessee's interest in any furniture, equipment, machinery, goods or supplies which Lessee may bring or obtain upon the Premises, or any improvements which Lessee may construct thereon.

    16. Liability Insurance. Lessor and Lessee shall each maintain, at its expense, a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid in advance, issued by and binding upon some solvent insurance company, licensed to do business in the State of Texas, such insurance to afford minimum protection of not less than One Million Dollars ($1,000,000.00) combined, single limit bodily injury and property damage per occurrence. Said policy or policies shall name Lessor as an additional insured and shall contain an agreement by the insurer that such policy or policies shall not be canceled without thirty (30) days prior written notice to Lessor. Lessee shall provide Lessor a copy of the required policy or a certificate evidencing the required coverage before beginning any work in the Premises or taking occupancy of same.

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    17. Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each waive any and all right of recovery, claim, action or cause of action against the other, its agents, officers or employees, for any loss or damage that may occur to such persons or the Premises or any improvements thereto, the Building or any improvements thereto, or any personal property of any party therein, by reason of fire, the elements or any other cause which such party is required to insure against under the terms of this Lease, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees. Lessor and Lessee covenant that no insurer shall hold any right of subrogation against the other party for losses which must be insured against by the terms of this Lease.

    18. Hold Harmless. Subject to the provisions of Section 17 above, Lessee hereby releases and agrees to defend, indemnify and hold Lessor harmless from and against all claims or causes of action for damage or injury to persons or property arising out of this Lease or Lessee's use or occupancy of the Premises, including court costs and attorneys' fees, unless caused solely by the gross negligence or willful act or omission of Lessor.

    19. Holding Over. In the event of holding over by Lessee after the expiration or termination of the Term and without the written consent of Lessor, Lessee shall pay monthly rent equal to one and one-half times the amount of all Base Rent and Additional Rentals payable during the last month of the Term. Further, Lessee shall indemnify Lessor against all claims for damages by any other lessee to whom Lessor may have leased all or any part of the Premises. No holding over by Lessee, either with or without the consent and acquiescence of Lessor, shall operate to extend the Lease for a longer period than one (1) month. Any holding over with the consent of Lessor in writing shall thereafter constitute this Lease a lease from month to month.

    20. Default by Lessee. If a.) default shall be made in the timely payment of any sum to be paid by Lessee under this Lease (notwithstanding the preceding provision, for the first two times Lessee fails to pay a sum timely, Lessee shall not be in default until Lessor gives Lessee written notice of Lessee's failure to make timely payment and Lessee fails to make such payment within ten
(10) days from the date such notice is sent; any failure to pay a sum after the second failure shall be an immediate default under this lease), or b.) default shall be made in the performance of any of the other covenants or conditions which Lessee is required to observe and to perform and such default shall continue for twenty (20) days after written notice is delivered to Lessee or deposited in the U.S. Mail addressed to Lessee's address above, or c.) the interest of Lessee under this Lease shall be levied on under execution or other legal process, or any petition shall be filed by or against Lessee to declare Lessee a bankrupt or to delay, reduce or modify Lessee's debts or obligations, or any petition under the Bankruptcy Act shall be filed or other action taken to reorganize or modify Lessee's capital structure, or Lessee be declared

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
insolvent according to law, or any general assignment of Lessee's property shall be made for the benefit of creditors, or a receiver or trustee is appointed for Lessee or its property, and provided that Lessee fails to vigorously contest any such levy, execution, legal process or petition filed against Lessee and to cause same to be removed, dismissed or vacated within thirty (30) days from the date of its entry or filing, or d.) Lessee shall vacate or abandon the Premises, or e.) if Lessee shall be a corporation and Lessee shall thereafter cease to exist as a corporation in good standing in the State of Texas, or f.) if Lessee shall be a partnership or other entity and Lessee shall be dissolved or otherwise liquidated, then Lessor may treat the occurrence of any one or more of the foregoing events as a breach of this Lease and thereupon, at Lessor's option, Lessor may have any one or more of the following described remedies, in addition to all other rights and remedies provided at law or in equity:

         A. Lessor may terminate this Lease and forthwith repossess the Premises and be entitled to recover (i) the cost of recovering the Premises, including the cost of the removal and storage of any of Lessee's possessions left within the Premises, (ii) the unpaid rent earned at the time of termination, plus interest thereon at the highest lawful rate from the due date, (iii) the balance of the rent for the remainder of the Term less the present fair market net rental value of the Premises for said period and (iv) any other sum of money and damages owed by Lessee to Lessor.

         B. Lessor may terminate Lessee's right of possession, and repossess the Premises by forcible entry and detainer suit without demand or notice of any kind to Lessee, and without terminating this Lease, in which event Lessor may, but shall have no obligation to, relet the same for the account of Lessee, for such rent and upon such terms as shall be satisfactory to Lessor. For the purpose of such reletting, Lessor is authorized to decorate or make any repairs, changes, alterations or additions in or to the Premises that may be necessary. If (i) Lessor shall fail to relet the Premises, or (ii) the same are relet and a sufficient sum shall not be realized from such reletting after deducting the due and unpaid Base Rent and Additional Rent, the accrued interest thereon, the cost of recovering possession, the costs and expenses of all decorations, repairs, changes, alterations and additions deemed necessary in the reasonable judgment of Lessor and the expense of such reletting and of the collection of the rent accruing therefrom, then Lessee shall pay to Lessor as damages a sum equal to the amount of the Base Rent and Additional Rent provided for in this Lease for such period or periods, or if the Premises have been relet, the Lessee shall satisfy and pay any such deficiency upon demand therefor from time to time. Lessee agrees that Lessor may file one or more suits to recover any sums falling due under the terms of this section from time to time. No such reletting shall be construed as an election on the part of Lessor to terminate this Lease unless a written notice of such intention is given to Lessee by Lessor. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach.

         C. Lessor may change the locks on the Premises and not return the new key to the Lessee unless the Lessee cures the default(s). The Lessor will not have to give the Lessee a new key unless the Lessee cures the default(s); and the new key will be provided only during Lessor's regular business hours.

    21. Waiver. Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or at equity.

    22. Lien for Rent. Lessee hereby grants to Lessor a lien on all property of Lessee now or hereafter placed in or upon the Premises (except such part of any property as may be exchanged, replaced or sold from time to time in the ordinary course of business, operation or trade), and such property shall be and remain subject to such lien of Lessor for payment of all rent and other sums agreed to be paid by Lessee herein. This Lease shall constitute a security agreement under the Uniform Commercial Code so that Lessor shall have and may enforce a security interest on all property of Lessee now or hereafter placed in or on the Premises, including but not limited to all fixtures, machinery, equipment, furnishings and other articles of personal property now or hereafter placed in or upon the Premises by Lessee. Lessee agrees to execute as debtor such financing statement or statements as Lessor may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to said Code. Lessor may at its election at any time file a copy of this Lease as a financing statement. Lessor, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under said Uniform Commercial Code, which rights and remedies shall be in addition to and cumulative of the landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

    23. Assignment by Lessor. Lessor shall have the right to sell, transfer or assign, in whole or in part, all of its rights and obligations hereunder and in the Building and the Land. In such event and upon the assumption by such transferee of Lessor's obligations hereunder, no further liability or obligation shall thereafter accrue against Lessor hereunder.

    24. Assignment by Lessee. Lessee shall not assign this Lease or any interest therein, nor sublet the Premises or any part thereof or any right or privilege appurtenant thereto, nor permit any other person, firm or entity to occupy or use the Premises or any portion thereof without first obtaining the written consent of

Lessor, which consent shall not be unreasonably withheld or delayed. Lessor shall have the right, at its option, to terminate this Lease as to any portion of the Premises covered by a proposed assignment or sublease, or to approve any such assignment or sublease only upon the condition that all rentals paid by the sublessee in excess of the rentals due from Lessee hereunder, shall be paid directly to Lessor. Otherwise, Lessor's consent to any proposed sublease or assignment shall not be unreasonably withheld. Consent by Lessor to one assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by the same or another person. Consent to an assignment or sublease shall not release Lessee from liability for the continued performance of the terms and provisions to be kept and performed by Lessee hereunder, unless Lessor specifically and in writing releases Lessee from said liability. Any assignment or subletting by operation of law or otherwise, (including without limitation, a transfer of controlling interest in Lessee to any other person, firm or entity) without the prior written consent of Lessor, shall be void and shall, at the option of Lessor, terminate this Lease. Lessee covenants and agrees that when the prior written consent of Lessor is obtained, and in the event the subletting or assignment is to be arranged through public advertisement or listing of any kind, Lessee will treat all applications for sublease or assignment in a uniform manner and will award leases according to objective standards. No decision on any application shall be made on the ground of the applicant's race, color, religion, sex, handicap, familial status, or national origin.

    25. Notices. Any notice required or permitted to be given pursuant to the terms of this Lease shall be sent by certified or registered U.S. mail to Lessor at 2201 Timberloch Place, The Woodlands, Texas 77380, Attn: Property Management, and to Lessee at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380. The place to which such notices shall be sent may be changed by either party giving notice of such change to the other party in the manner hereinabove provided.

    26. Severability. If any of the provisions of this Lease shall contravene or be invalid under the laws of the particular state, county, or jurisdiction where applied, such contravention or invalidity shall not invalidate the Lease or any other portions thereof and the remainder of this Lease or the application thereof to other persons or circumstances shall not be affected thereby.

    27. Corporate Authority. If Lessee signs as a corporation, each of the persons executing this Lease on behalf of Lessee represents and warrants that Lessee is a duly organized and existing corporation, that Lessee has and is qualified to do business in Texas, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions.

    28. Not an Offer. The submission of this Lease to Lessee shall not be construed as an offer, nor shall Lessee have any rights with respect thereto unless Lessor executes a copy of this Lease and delivers the same to Lessee.

    29. Exhibits, Riders and Addenda. This lease also includes and incorporates herein for all purposes all attached Exhibits, Riders, and Addenda, if any.

    30. Joint and Several Tenancy. If more than one person executes this Lease Agreement as Lessee, their obligations hereunder are joint and several, and any act or notice of or to, or refund to, or the signature of, any one or more of them, in relation to the renewal or termination of this Lease Agreement, or under or with respect to any of the terms hereof shall be fully binding on each and all of the persons executing this Lease Agreement as a Lessee.

    31. Binding Effect. This Lease shall be binding upon and inure to the benefit of the heirs, successors or assigns of Lessor and Lessee, subject to the limitation on subleasing and assignment herein contained.

    32. Entire Agreement. This Lease shall constitute the sole and only agreement of Lessor and Lessee with regard to the lease of the Premises, and shall supersede any prior or contemporaneous oral or written agreements. This Lease may not be altered, changed or amended, except by an instrument in writing, signed by both parties hereto.

    33. Pronouns. Pronouns which refer to either Lessor or Lessee shall be construed to mean the appropriate number and gender intended.

    34. Termination Due to Relocation. If Lessee leases larger space in the Building or in another building owned by Lessor, this Lease may be canceled by Lessee, at Lessee's option, as of the commencement date of such new lease, except that Lessee shall remain liable for (a) any damages done to the Premises or the Building during the relocation, (b) any Additional Rent due from Lessee at the end of Lessor's fiscal year as a result of increased Operating Expenses incurred during the portion of said fiscal year occurring prior to the termination, and (c) any Recoverable Leasehold Costs. "Recoverable Leasehold Costs" means the total construction costs expended by Lessor on the Premises for the purposes of finishing out the same for Lessee pursuant to this Lease and the total broker commissions paid by Lessor in connection with this Lease, multiplied by a fraction the numerator of which is the amount of months left in the Term at such early termination date and the denominator is the total number of months in the Term.

    35. Renewal Option. So long as Lessee is not in default in the performance of its covenants under this Lease, Lessee is hereby granted the option to renew the Term of this Lease for one period of five (5) additional years ("Renewal Term"), to commence at the expiration of the initial term of this Lease. Lessee shall exercise the option to renew by delivering written notice of such election to Lessor at least six (6) months prior to the expiration of the Term of this Lease. The renewal of this Lease shall be upon the same terms and conditions of this Lease, except (a) the Base Rent during the Renewal Term shall be at the then prevailing market rate, (b) Lessee shall have no option to renew this Lease beyond the Renewal Term set out above, (c) Lessee shall not have the right to assign its renewal rights to any sublessee of the Premises or assignee of the Lease, (d) the leasehold improvements will be provided in their then existing condition at the time the Renewal Term commences on an "as is" basis, and (e) the "Term" as defined in the Lease, shall include any Renewal Term that has been duly exercised by Lessee.

    36. General. Time is of the essence of this Lease. All rights and remedies of Lessor and Lessee under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law. This Lease shall be declared to be a Texas lease, and all of the terms hereof shall be construed according to the laws of the State of Texas. Said Lease shall be performable only in Montgomery County, Texas, and venue for any action hereunder shall be exclusively in Montgomery County, or in the Southern District of Texas, Houston Division, as appropriate. Lessee warrants that this Lease has been duly authorized and executed on behalf of Lessee, and that same is valid and binding upon Lessee.

    IN TESTIMONY WHEREOF, the parties hereto have executed this Lease in duplicate counterparts, each of which shall constitute an original but collectively shall constitute only one document, such execution to be effective on the date first above written.

                              LESSOR

                              THE WOODLANDS CORPORATION

Date: 11/10/94                By: /s/ ERIC WOJNER
                              Name: Eric Wojner
                                    --------------------------
                              Title:  VP INVESTMENT PROPERTIES
                                      ------------------------

                                                          ---------------------
                                                          Originator
                                                          ---------------------
                                                          Legal          BBB
                                                          ---------------------
                                                          Financial
                                                          ---------------------

                              LESSEE

                              CHAMPION COMMUNICATIONS
                              SERVICES, INC.


Date:                         By:  /s/ DAVID A. TERMAN
     ---------------------         ---------------------------
                              Name: DAVID A. TERMAN
                                   ---------------------------
                              Title: PRESIDENT
                                    --------------------------

                                  EXHIBIT "A"


                        [MAP OF THE WOODSTEAD BUILDING]

                                  EXHIBIT "B"



CHAMPION COMMUNICATIONS SERVICES, INC.
1111 Bagby
Houston, Texas 77002

Attention:   Mr. David A. Terman
             President

Re: Leasehold improvements for 3,036 rentable square feet of space in a building known as Woodstead Building, at 1610 Woodstead Court, The Woodlands, Montgomery County, Texas

Gentlemen:

    Lessor agrees to construct the leasehold improvements in the above referenced space.

    Lessee agrees to pay all costs of the leasehold improvements in excess of the Lessor Allowance set forth below.

    Total Cost of Work                  $ To Be Determined
    Lessor Allowance                       ($ - 0 -)

    Total Amount Due from Lessee       $ To Be Determined

    Lessee shall deliver to Lessor complete plans and specifications for the leasehold improvements by (To Be Determined). The plans and specifications must be mutually agreed to in writing by Lessor and Lessee by (To Be Determined).

    If Lessor agrees to perform, at your request, any additional or non-standard work over and above that specified on the plans originally agreed to by Lessor, such work shall be performed by Lessor, at your sole expense, as a tenant extra. Prior to commencing any such work requested by you, Lessor will submit to you written estimates of the cost of any such work. Within one
(1) week from the date of submission thereof by Lessor, you shall either provide written approval of the estimate for construction, submit to Lessor revisions in the plans and specifications, or notify Lessor that the work is no longer requested. You agree to pay Lessor promptly upon being billed therefore, the cost of all such work, together with fifteen percent (15%) of the cost for Lessor's overhead. You agree that in the event of default in payment thereof, Lessor shall (in addition to all other remedies) have the same rights as in the event of default of payment of rent under the Lease.

EXHIBIT "B"
CHAMPION COMMUNICATIONS SERVICES, INC.
Page Two

    Notwithstanding the date provided in the Lease for the commencement of the lease Term, your obligation for the payment of rental thereunder shall not commence until Lessor has substantially completed all work to be performed by Lessor pursuant to this agreement; provided, however, that if Lessor shall be delayed in substantially completing the work as required hereunder as a result of:

    (a) Your failure to timely furnish the information and approval as and when required;

    (b) Your request for materials, finishes or installations other than specified on plans attached;

    (c)  Your changes in approved plans or specifications; or

    (d) The performance by a person, firm or corporation employed by you and the completion of said work by said person, firm or corporation,

then the commencement of the term of the Lease and the payment of rent thereunder shall be accelerated by the number of days of such delay.

    All monies due from you for leasehold improvements must be paid to Lessor prior to your occupancy of your space.

    Upon your approval as indicated below, Lessor will begin construction of your leasehold improvements and estimates construction completion within (To Be Determined) weeks of commencement of construction.

                                      Sincerely,


/s/ DAVID A. TERMAN  10/27/94         By: J. A. NUNE
-----------------------------            --------------------------
Tenant Acceptance      Date               Sales Director

                                         [ILLEGIBLE]
                                         --------------------------
                                         Director of
                                         Tenant Improvements

                                   EXHIBIT C
                               TO LEASE AGREEMENT

                             RULES AND REGULATIONS

PASSAGE WAY OBSTRUCTION

The sidewalks, entries, passages, courts, corridors and stairways shall not be obstructed by any Lessee, its employees or agents, or used by them for other purposes than for ingress and egress to and from their respective suites.

UPKEEP OF PREMISES

All glass, locks and trimmings in or about the doors and windows, and all electric globes and shades belonging to the Building shall be kept whole, and whenever broken by the Lessee or its agents or invitees, shall be immediately replaced or repaired and put in order by Lessee under the direction and to the satisfaction of Lessor, and on removal shall be left whole and in good repair.

SKYLIGHTS AND WINDOWS

No floors, skylights or windows that reflect or admit light into the corridors or passage-ways, or to any other place in the Building, shall be covered or obstructed by any tenant. If Lessee desires blinds or window coverings, they must be of such shade, color, material and make as shall be prescribed by Lessor (and any awning proposed may be prohibited by Lessor).

SIGNAGE

No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style, and in such place upon or in the Building as shall be first designated by the Lessor. There shall be no duty on Lessor to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. Signs on doors will be placed for Lessee by a tradesman appointed by Lessor, the cost to be paid by Lessee. A directory in a conspicuous place, with names of the lessees, will be provided by Lessor; any necessary revision in this will be made by Lessor within a reasonable time after notice from Lessee of the error or change making the revision necessary. No furniture shall be placed in front of the Building or in any lobby or corridor without written consent of Lessor. Lessor shall have the right to remove all such signs and furniture without notice to Lessee, at the expense of Lessee.

NOISE

No person shall disturb the occupants of the Building by the use of any musical
instruments, the making of unseemly noises, or in any other way.   No dogs or
other animals shall be allowed in the Building.

USE OF PREMISES

No portion of the Building shall be used for the purpose of lodging-rooms, or for any immoral or unlawful purposes.

FIRE PROTECTION

No Lessee shall do or permit anything to be done in the premises or the common areas of the Building, or bring or keep anything therein, which will in any way increase the rate of fire insurance on the Building or property kept therein, or obstruct or interfere with the rights of other Lessees, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon the Building or any part thereof, or conflict with any of the rules or ordinances of any city, county, state or federal authority. Lessee shall not be permitted to use or keep in the building any kerosene, camphene or other burning fluid.

PARKING

All vehicles will be parked within striped lanes. Parking across the stripes or in unmarked areas, blocking of walkways, loading areas, entrances or driveways will not be permitted. Unauthorized cars will not be allowed in the reserved parking areas. Should such a situation exist, Lessor, at its option, shall have the right to tow such vehicle away at the owner's expense.

BICYCLES

No bicycles or similar vehicles will be allowed in the Building.

JANITORIAL SERVICE

No Lessee shall employ any person or persons other than the janitor of the Lessor for the purpose of cleaning or taking care of the premises leased, without the written consent of Lessor. Lessor shall be in no way responsible to any Lessee for any loss of property from the leased premises, however occurring, or for any damage done to the furniture by the janitor or any of its employees, or by any other person or persons whomsoever. Any person or persons employed by Lessee, with the written consent of Lessor, must be subject to and under the control and direction of the janitor of the Building at all times while working in the Building. The janitor of the Building may at all times keep a pass key. The janitor and other agents of Lessor shall at all times be allowed admittance to said leased premises.

NON-STANDARD CLEANING AND MAINTENANCE

If Lessee requires cleaning or maintenance of specialty equipment or non-standard tenant improvement furnishings (i.e., glass panels, special art decor, non-standard floor coverings, non-standard lighting and specialized equipment) as determined by Lessor, Lessee shall pay any additional cost attributable thereto, plus 15% overhead.

EXCESS TRASH DISPOSAL

In the event Lessee must dispose of crates, boxes, etc., which will not fit into office waste paper baskets, it will be the responsibility of Lessee to dispose of same. In no event will Lessee set such items in the public areas of the Building.

DEBRIS

Nothing shall be thrown out of the windows of the Building, or down the stairways or other passages.

CARPET DAMAGE

Lessee will be responsible for any damage to carpeting and flooring as a result of rust or corrosion of file cabinets, water staining from planters, excessive wearing by roller chairs and metal objects.

MOVES

Movement in or out of the Building of furniture, equipment or materials which requires use of elevators or stairways, or movement through the Building entrances or lobby, shall be under the supervision of, and shall be restricted to hours designated by Lessor. Such movement shall be carried out in the manner agreed upon between Lessee and Lessor by prearrangement before performance. At the time of such prearrangement, Lessor will set time, method and routing of movement as well as limitations imposed by safety or other concerns which may prohibit any item from being brought into the Building. Lessee assumes, and shall indemnify Lessor against, all risks and claims of damage to persons and/or properties arising in connection with any said movement.

Moves are to be scheduled, unless otherwise provided, for after 5:00 pm Monday through Friday, and from 8:00 am to 6:00 pm on Saturdays and Sundays, legal holidays excepted.

HEAVY EQUIPMENT

All safes or other heavy articles shall be carried up or into the premises only at such times and in such manner as shall be prescribed by Lessor, and Lessor shall in all cases have the right to specify the proper weight and position of any such safe or other heavy article. Any damage done to the Building by taking in or removing any safe or from overloading any floor in any way shall be paid by Lessee. Defacing or injuring in any way any part of the Building by Lessee, its agents or servants, shall be paid for by Lessee.

BUILDING HOURS

Lessor designates the following hours during which the Building will be in operation: 7:00 am to 6:00 pm Monday through Friday, and 8:00 am to 2:00 pm on Saturday, exclusive of holidays.

AFTER HOURS AIR CONDITIONING AND HEATING

In the event Lessee desires air conditioning or heating service other than during standard operating hours, the request must be made to Lessor within a reasonable length of time prior to the need for service. This service will be made available at Lessor's then prevailing rate established on an hourly basis.

NON-STANDARD USAGE OF UTILITIES AND SUPPLIES

Lessor reserves the right to sub-meter and charge at cost plus 15% overhead any non-standard use of electricity, natural gas, water and other supplies of the Building as determined by Lessor.

WATER USAGE

The water closets and other water fixtures shall not be used for any purpose other than those for which they were intended, and any damage resulting to them from misuse, or the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

LOCKS AND KEYS

Lessor agrees to furnish Lessee two keys for the doors entering the Building, Lessee's suite and each entry door therein. Any additional keys will be furnished at a charge by Lessor equal to its cost plus 15% overhead. No additional locks shall be placed upon any doors without the written consent of Lessor, nor shall any duplicate keys be made. All necessary keys shall be furnished by Lessor, and the same shall be surrendered upon the termination of this lease, and Lessee shall then give to Lessor or its agents explanation of the combination of all locks upon the doors of vaults.

ELECTRICAL AND TELEPHONE SERVICE

If Lessee desires telegraphic, telephonic or other electric connections, Lessor or its agents will direct the electricians as to where and how the wires may be introduced, and without such direction no boring or cutting for wires will be permitted. Access to any mechanical, electrical or telephone rooms must be approved by Lessor.

ALTERATIONS AND CONTRACTOR APPROVAL

All contractors and/or technicians performing any alterations for Lessee within the Building must be referred to Lessor for approval and shall, prior to commencement, execute proper lien waivers.

LESSOR'S RIGHT OF ENTRY

Lessor or its agents shall have the right to enter the premises to examine the same or to make such repairs, alterations or additions as Lessor shall deem necessary for the safety, preservation or improvement of the Building. Lessor or its agents may show said premises and place on the windows or doors thereof, or upon the bulletin board, a notice "To Rent" for one month prior to the expiration of the term of the Lease.

ADDITIONAL RULES AND REGULATIONS

Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Building and its occupants and for the preservation of good order therein.


                                  /s/ DAVID A. TERMAN
                                  ---------------------------------
                                  LESSEE

                                  /s/ F. EARL HIGGINS, JR.
                                  ---------------------------------
                                  F. Earl Higgins, Jr.
                                  V.P., Property Management